UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Oragenics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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November 16, 2023

Supplement to Notice of 2022 Annual Meeting of Stockholders

and Definitive Proxy Statement dated October 30, 2023

The following information relates to the 2022 Annual Meeting of Stockholders of Oragenics, Inc. (the “Company,” “we,” or “us”) and amends and supplements the related Definitive Proxy Statement filed with the Securities and Exchange Commission on October 30, 2023 (the “Proxy Statement”).

The purpose of this filing is to revise and clarify information contained in the Proxy Statement relating to the “broker non-vote” voting rules that apply to Proposal 3 to increase the number of authorized shares of our Common Stock from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock (the “Increase in Authorized Common Stock Proposal” or “Proposal 3”) and Proposal 4 to approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock and Series E Mirroring Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient (“Proposal 4”). The Proxy Statement stated that Proposal 3 and Proposal 4 were “routine” proposals on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner of the shares. The Company has since been informed by the NYSE Proxy Compliance group that both Proposal 3 and Proposal 4 are “non-routine” matters. As such, a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on either Proposal 3 or Proposal 4, thus resulting in a broker non-vote with respect to such uninstructed shares. Accordingly, with regard to both Proposal 3 and Proposal 4, a broker non-vote will have no effect on the outcome of such proposals, as they are not routine matters and, accordingly, a broker or other nominee is not empowered to vote in the absence of voting instructions from the beneficial owner.

We urge you to read the Proxy Statement and this supplement in their entirety. Except as specifically supplemented by the information contained herein, all information set forth in the Proxy Statement remains unchanged, and all voting requirements otherwise remain the same. From and after the date of this proxy statement supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

Vote Required

PROPOSAL 1: Election of Directors. The election of seven (7) Directors by the holders of Common Stock will require a plurality of the votes cast by the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting of Shareholders. With respect to the election of Directors, shareholders may (i) vote “for” each of the nominees, (ii) withhold authority for each of such nominees, or (iii) withhold authority for specific nominees but vote for the other nominees. Because the Directors are elected by a plurality of the votes cast by the shares represented and entitled to vote and are running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the shareholder vote. Votes that are withheld or a broker non-vote will have no effect on the outcome of the election of Directors.

PROPOSAL 2: To conduct an advisory vote on executive compensation. Approval requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote on such proposal at the Annual Meeting of Shareholders. With respect to this proposal, shareholders may (i) vote “for” the proposal, (ii) vote “against” the proposal, or (iii) abstain from voting. This proposal is a non-routine matter. Broker non-votes will have no effect on the outcome of the proposal. Abstentions have the same effect as votes against the proposal.

PROPOSAL 3: To approve the adoption of an amendment to Company’s Articles of Incorporation to increase the number of authorized shares of our Common Stock from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock. Approval requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote on such proposal at the Annual Meeting of Shareholders. With respect to this proposal, shareholders may (i) vote “for” the proposal, (ii) vote “against” the proposal, or (iii) abstain from voting. This proposal is a non-routine matter. Broker non-votes will have no effect on the outcome of the proposal. Abstentions have the same effect as votes against the proposal.

PROPOSAL 4: To approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock and Series E Mirroring Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient. Approval requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote on such proposal at the Annual Meeting of Shareholders. With respect to this proposal, shareholders may (i) vote “for” the proposal, (ii) vote “against” the proposal, or (iii) abstain from voting. This proposal is a non-routine matter. Broker non-votes will have no effect on the outcome of the proposal. Abstentions have the same effect as votes against the proposal.

PROPOSAL 5: To approve, in accordance with NYSE American Company Guide Section 712(b), the issuance of the Common Stock upon conversion of the Company’s Series F Convertible Preferred Stock, par value $0.0001 per share, which shares of Series F Convertible Preferred Stock are issuable upon the closing of the Asset Purchase Agreement between the Company and Odyssey Health, Inc. f/k/a Odyssey Group International, Inc., a Nevada corporation, dated October 4, 2023. Approval requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote on such proposal at the Annual Meeting of Shareholders. With respect to this proposal, shareholders may (i) vote “for” the proposal, (ii) vote “against” the proposal, or (iii) abstain from voting. This proposal is a non-routine matter. Broker non-votes will have no effect on the outcome of the proposal. Abstentions have the same effect as votes against the proposal.

PROPOSAL 6: To approve an amendment to the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Equity Incentive Plan”), to increase the number of common shares available for issuance under the 2021 Equity Incentive Plan from 166,667 shares of Common Stock to 1,666,667 shares of Common Stock. Approval requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote on such proposal at the Annual Meeting of Shareholders. With respect to this proposal, shareholders may (i) vote “for” the proposal, (ii) vote “against” the proposal, or (iii) abstain from voting. This proposal is a non-routine matter. Broker non-votes will have no effect on the outcome of the proposal. Abstentions have the same effect as votes against the proposal.

PROPOSAL 7: Ratification of the selection of Cherry Bekaert LLP as the Company’s independent auditors for the year ending December 31, 2023. Approval requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote on such proposal at the Annual Meeting of Shareholders. With respect to this proposal, shareholders may (i) vote “for” the proposal, (ii) vote “against” the proposal, or (iii) abstain from voting. The ratification of accountants is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal, but if you do not provide voting instructions and your broker or nominee fails to vote your shares, this will have the same effect as a vote against the proposal. Abstentions have the same effect as votes against the proposal.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote your shares:

●	“FOR” the nominees listed in Proposal 1;

●	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement (Proposal 2);

●	“FOR” the approval of the Increase in Authorized Common Stock Proposal (Proposal 3);

●	“FOR” the approval of the Adjournment Proposal (Proposal 4), if the number of shares of Common Stock and Series E Mirroring Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient;

●	“FOR” the approval of the Preferred Conversion Proposal (Proposal 5);

●	“FOR” the approval of the adoption of Incentive Plan Increase Proposal (Proposal 6); and

●	“FOR” the ratification the selection of Cherry Bekaert LLP as the Company’s independent auditors for the year ending December 31, 2023 (Proposal 7).

Voting

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting of Shareholders, and not revoked, will be voted at the annual meeting in accordance with the instructions indicated. If you submit a proxy and do not make voting selections, the shares represented by that proxy will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting of Shareholders, the persons named as proxies and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. To the extent permitted by Rule 14a-4(c) of the Securities and Exchange Commission, the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals properly presented by shareholders for consideration at the Annual Meeting of Shareholders that were not submitted to the Company within a reasonable time prior to the mailing of these proxy materials. At the time this proxy statement was mailed, we were unaware of any matters proposed to be acted on at the Annual Meeting of Shareholders other than those discussed in this proxy statement.

Shareholders of record — If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the shareholder of record, and the Proxy Materials and Annual Report have been sent directly to you. As a shareholder of record, you may vote during the Annual Meeting, vote by Proxy using the enclosed Proxy card, vote by Proxy over the telephone or vote by Proxy through the internet. You may instruct the Proxy holders how to vote your shares through the internet or by completing, signing, dating and returning the Proxy card in the postage pre-paid envelope provided.

By Internet: To vote through the internet, go to https://www.cstproxy.com/oragenics/2023 to complete an electronic Proxy card. Please have your enclosed Proxy card available when you access the voting website and follow the prompts to vote your shares. Your internet vote must be received by 11:59 p.m. Eastern Time on December 13, 2023 to be counted.

By Mail: To vote using the Proxy card, simply complete, sign and date the enclosed Proxy card and return it promptly in the envelope provided. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted. If you sign and return a Proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board.

By Telephone: You may also vote by Proxy via telephone by calling Continental Stock Transfer & Trust Company at 1-(866)894-0536. You will be asked to provide the virtual control number from your Notice of Internet Availability of Proxy Materials or Proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on December 13, 2023 to be counted.

During the Annual Meeting: If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted, will be superseded by the vote that you cast at the Annual Meeting. If you plan to attend the Annual Meeting, please bring proof of identification for entrance to the Annual Meeting.

Beneficial owners — Many Company shareholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Annual Meeting Proxy Materials have been forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the shareholder of record. As a beneficial owner, you have the right to direct your broker, trustee or other nominee on how to vote your shares, and you will receive instructions from them that you must follow in order to have your shares voted. The instructions from your broker, bank or other nominee will indicate if Internet and telephone voting are available, and if they are available, will provide details regarding Internet and telephone voting.

Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Changing Vote; Revocability of Proxies

Subject to any rules your broker, trustee or nominee may have, you may change your Proxy instructions at any time before your Proxy is voted at the Annual Meeting.

Shareholders of record — If you are a shareholder of record, you may change your vote (1) by delivering to us (Attention: Corporate Secretary, 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634), prior to your shares being voted at the Annual Meeting, a later dated written notice of revocation or a duly executed Proxy card, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a Proxy). A shareholder of record that has voted on the Internet or by telephone may also change his, her or its vote by subsequently making a timely and valid later Internet or telephone vote.

Beneficial owners — If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or nominee, or (2) if you have obtained a legal Proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Effect of Not Casting Your Vote

Shareholders of record — If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting of Shareholders.

Beneficial owners — If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal 1), the non-binding advisory vote on executive compensation (Proposal 2), the adoption of an amendment to increase the number of authorized shares of Common Stock (Proposal 3), the Adjournment Proposal (Proposal 4), the Preferred Conversion Proposal (Proposal 5), and Incentive Plan Increase Proposal (Proposal 6), since those are considered non-routine proposals under applicable NYSE American LLC (“NYSE American”) rules. Under the rules, if you do not instruct your broker, bank or other nominee in a timely fashion how to vote your shares (so-called “broker non-votes”), the broker or nominee can vote your shares as it sees fit only on matters that are determined to be routine, and not on any other proposal. The proposal for the ratification of the auditors (Proposal 7) is considered to be routine proposals under NYSE American rules and your nominee can vote on such proposal even if it does not receive voting instructions from you. However, your nominee cannot vote on Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 or Proposal 6 without your voting instructions. Please be sure to give specific voting instructions so that your vote can be counted.